UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 1, 2011
Applied Signal Technology, Inc.
(Exact name of registrant as specified in its charter)

California	000-21236	77-0015491

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

460 West California Avenue
Sunnyvale, California	94086

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 408-749-1888
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 3.02 Unregistered Sale of Equity Securities.
Item 3.03 Modification of Rights of Security Holders.
Item 5.01 Changes in Control of Registrant.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-3.1
EX-3.2

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As a result of the transactions described in Item 5.01 hereof, incorporated herein by reference, Applied Signal Technology, Inc., a California corporation (the “Company”), no longer fulfills the numerical listing requirements of the Nasdaq Global Select Market (“NASDAQ”). Accordingly, on January 31, 2011, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the Company’s common stock, without par value, from NASDAQ and the deregistration of such common stock under Section 12(b) of the Exchange Act.
Item 3.02 Unregistered Sale of Equity Securities.
     As previously disclosed on December 20, 2010, the Company, Raytheon Company, a Delaware corporation (“Parent”), and RN Acquisition Company, a California corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into an Agreement and Plan of Merger, dated as of December 18, 2010 (the “Merger Agreement”).
     On December 30, 2010, pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer to acquire all of the Company’s outstanding shares of common stock, without par value (the “Shares”), for $38.00 per share to the seller in cash, without interest thereon and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 30, 2010, as amended, and in the related Letter of Transmittal (which, together with all amendments and supplements thereto, collectively constitute the “Offer”).
     On January 31, 2011, subsequent to the expiration of the Offer and pursuant to the Merger Agreement, Purchaser exercised its option (the “Top-Up Option”) to purchase directly from the Company 10,652,419 newly-issued Shares (the “Top-Up Shares”) at the Offer Price in exchange for a non-negotiable and non-transferable promissory note, secured by the Top-Up Shares, issued by Purchaser to the Company in the aggregate principal amount of $404,791,922.00, bearing compounding interest at 5% per annum, with principal and interest due one year after the date of purchase of the Top-Up Shares, prepayable in whole or in part without premium or penalty. The Top-Up Shares, when combined with the number of Shares owned by Parent and Purchaser immediately prior to the exercise of the Top-Up Option, represented at least one Share more than 90% of the outstanding Shares. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.
Item 3.03 Modification of Rights of Security Holders.
     On January 31, 2011, pursuant to the Merger Agreement and following the exercise of the Top-Up Option, Purchaser effected a short-form merger, pursuant to which Purchaser was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. At the effective time of the Merger, all remaining outstanding Shares not tendered in the Offer (other than Shares held by Parent and Purchaser and Shares held by shareholders who validly exercise their dissenters’ rights under California law with respect to such Shares and for whom dissenters’ rights are available under California law) were, by virtue of the Merger and without any action on the part of the holders of Shares, converted into the right to receive the Offer Price, without interest and less any applicable withholding taxes. At the effective time of the Merger, holders of Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price upon the terms and subject to the conditions of the Merger Agreement) and, accordingly, no longer have any interest in the Company’s future earnings or growth.
Item 5.01 Changes in Control of Registrant.
     The Offer expired at 12:00 midnight, New York City time, at the end of the day on January 28, 2011. Based on information provided by the depository for the Offer, an aggregate of 12,413,103 Shares were validly tendered and not withdrawn as of the expiration of the Offer (including Shares tendered by notice of guaranteed delivery). Merger Sub accepted for payment all Shares validly tendered and not validly withdrawn prior to the expiration of the Offer.
     The information set forth in Items 3.02 and 3.03 of this Current Report on Form 8-K are incorporated herein by reference.
     The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 20, 2010, and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 31, 2011 and in connection with the transactions contemplated by the Merger Agreement, each of Milton E. Cooper, John P. Devine, David D. Elliman, Marie S. Minton, Robert J. Richardson, Dr. John R Treichler and William B. Van Vleet III resigned as directors of the Company, and Kathryn G. Simpson, the sole director of Purchaser immediately prior to the effective time of the Merger, became the sole director of the Company. Purchaser has advised the Company that, to the best of its knowledge, neither Ms. Simpson nor any of her immediate family members (i) has a familial relationship with any directors, other nominees or executive officers of the Company or any of its subsidiaries or (ii) has been involved in any transactions with the Company or any of its subsidiaries, in each case that are required to be disclosed pursuant to the rules and regulations of the SEC.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 31, 2011, in connection with the Merger, the Company’s articles of incorporation were amended and restated (the “Amended Charter”) in their entirety to conform substantially to Purchaser’s articles of incorporation as in effect immediately prior to the effective time of the Merger and to change the name of the Company to “Raytheon Applied Signal Technology, Inc.” Also on January 31, 2011, in connection with the Merger, the bylaws of the Company were amended and restated (the “Amended Bylaws”) in their entirety to conform substantially to Purchaser’s bylaws as in effect immediately prior to the effective time of the Merger. The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Articles of Incorporation of Applied Signal Technology, Inc.

3.2	Amended and Restated Bylaws of Applied Signal Technology, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2011	APPLIED SIGNAL TECHNOLOGY, INC.
	By:	/s/ William B. Van Vleet III
		Name:	William B. Van Vleet III
		Title:	President

Exhibit
Number	Description

3.1	Amended and Restated Articles of Incorporation of Applied Signal Technology, Inc.

3.2	Amended and Restated Bylaws of Applied Signal Technology, Inc.